UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2009

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On November 19, 2009, Emergency Medical Services Corporation (the “Company”) entered into an Underwriting Agreement among the Company, the selling stockholders signatory thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. and J.P. Morgan Securities Inc. regarding a secondary offering of the Company’s class A common stock (the “Common Stock”) by certain selling stockholders.  The Common Stock is being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-163153) filed with the Securities and Exchange Commission on November 17, 2009 and related prospectus supplement, to be filed on November 20, 2009.

Section 7 — Regulation FD

Item 7.01  Regulation FD Disclosure

On November 19, 2009, the Company issued a press release announcing the pricing of a secondary offering of its class A common stock by certain selling stockholders.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report under Item 7.01, including the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated November 19, 2009.
99.1	Press Release of Emergency Medical Services Corporation, dated November 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION

(Registrant)

November 20, 2009	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

November 20, 2009	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated November 19, 2009.
99.1	Press Release of Emergency Medical Services Corporation, dated November 19, 2009.